Vanguard PRIMECAP Core Fund

Supplement to the Statement of Additional Information Dated
January 25, 2018

Effective April 20, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard PRIMECAP
Core Fund (the “Fund”). The custodian is responsible for maintaining the
Fund’s assets, keeping all necessary accounts and records of the Fund’s assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 065A 042018